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                                                                EXHIBIT 23.1

                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 22, 1996, included in The Score Board Inc.'s Form 10-K and Amendment No. 2 thereto for the year ended January 31, 1996, and to all references to our firm included in this registration statement.



                                        /s/ Arthur Andersen LLP





Philadelphia, Pa.,
 January 15, 1997